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                                                                  EXHIBIT 4.9(c)


                    AMENDED AND RESTATED DECLARATION OF TRUST

                                       OF

                               JPM CAPITAL TRUST I

                          DATED AS OF DECEMBER 4, 1996
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                               TABLE OF CONTENTS*

                                                                           Page

PARTIES ..................................................................   1

RECITALS .................................................................   1

                                    ARTICLE I

                                   Definitions

SECTION 1.01    Certain terms defined; other terms
                    defined in the Trust Indenture Act of
                    1939, as amended, or by reference
                    therein in the Securities Act of
                    1933, as amended, to have the
                    meanings assigned therein ............................   2

                Affiliate ................................................   2
                Book Entry Interest ......................................   3
                Business Day .............................................   3
                Business Trust Act .......................................   3
                Certificate ..............................................   3
                Certificate of Trust .....................................   3
                Clearing Agency ..........................................   3
                Clearing Agency Participant ..............................   3
                Closing Date .............................................   3
                Code .....................................................   3
                Commission ...............................................   4
                Common Securities ........................................   4
                Common Security Certificate...............................   4
                Covered Person ...........................................   4
                Debenture Trustee ........................................   4
                Debentures ...............................................   4
                Definitive Preferred Security Certificates ...............   4
                Delaware Trustee .........................................   4
                Depositary Agreement .....................................   4

     * This Table of Contents does not constitute part of the Amended and Restated Declaration of Trust and should not have any bearing upon the interpretation of any of its terms or provisions.
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                                                                Contents p.   2

                                                                           Page

Distribution .............................................................   4
DTC ......................................................................   4
Event of Default .........................................................   4
Exchange Act .............................................................   5
Fiscal Year ..............................................................   5
Global Certificate .......................................................   5
Holder ...................................................................   5
Indemnified Person .......................................................   5
Indenture ................................................................   5
Indenture Event of Default ...............................................   5
Investment Company .......................................................   5
Investment Company Act ...................................................   5
Legal  Action ............................................................   5
Liquidation Distribution .................................................   5
Majority in liquidation amount of the Securities .........................   6
Ministerial Action .......................................................   6
Option Closing Date ......................................................   6
Original Declaration .....................................................   6
Paying Agent .............................................................   6
Person ...................................................................   6
Preferred Guarantee ......................................................   6
Preferred Securities .....................................................   6
Preferred Security Beneficial Owner ......................................   6
Preferred Security Certificate ...........................................   7
Property Account .........................................................   7
Property Trustee .........................................................   7
Quorum ...................................................................   7
Regular Trustee ..........................................................   7
Related Party ............................................................   7
Resignation Request ......................................................   7
Responsible Officer ......................................................   7
Rule 3a-7 ................................................................   7
Securities ...............................................................   7
Securities Act ...........................................................   7
66-2/3% in liquidation amount of the Securities ..........................   8
Special Event ............................................................   8
Sponsor or JPM ...........................................................   8
Successor Delaware Trustee ...............................................   8
Successor Property Trustee ...............................................   8
10% in liquidation amount of the Securities ..............................   8
Treasury Regulations .....................................................   9
Trust Indenture Act ......................................................   9
Trustee or Trustees ......................................................   9
Underwriting Agreement ...................................................   9
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                                                                   Contents p. 3

                                                                          Page

                                   ARTICLE II

                              Trust Indenture Act

SECTION 2.01     Trust Indenture Act; Application .......................   9
SECTION 2.02     List of Holders of Preferred Securities ................  10
SECTION 2.03     Reports by the Property Trustee ........................  10
SECTION 2.04     Periodic Reports to Property Trustee ...................  10
SECTION 2.05     Evidence of Compliance with Conditions Precedent .......  10
SECTION 2.06     Events of Default; Waiver ..............................  10
SECTION 2.07     Disclosure of Information ..............................  13

                                   ARTICLE III

                                  Organization

SECTION 3.01     Name ...................................................  13
SECTION 3.02     Office .................................................  13
SECTION 3.03     Issuance of the Trust Securities .......................  14
SECTION 3.04     Purchase of Debentures .................................  14
SECTION 3.05     Purpose ................................................  14
SECTION 3.06     Authority ..............................................  15
SECTION 3.07     Title to Property of the Trust .........................  15
SECTION 3.08     Powers and Duties of the Regular Trustees ..............  15
SECTION 3.09     Prohibition of Actions by Trust and Trustees ...........  19
SECTION 3.10     Powers and Duties of the Property Trustee ..............  20
SECTION 3.11     Delaware Trustee .......................................  23
SECTION 3.12     Certain Rights and Duties of the Property Trustee ......  23
SECTION 3.13     Registration Statement and Related Matters .............  27
SECTION 3.14     Filing of Amendments to Certificate of Trust ...........  28
SECTION 3.15     Execution of Documents by Regular Trustees .............  28
SECTION 3.16     Trustees Not Responsible for Recitals or Issuance
                 of Securities ..........................................  29
SECTION 3.17     Duration of Trust ......................................  29
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                                                                   Contents p. 4

                                                                          Page


                                   ARTICLE IV

                                     Sponsor

SECTION 4.01     Purchase of Common Securities by Sponsor ...............  29
SECTION 4.02     Expenses ...............................................  29

                                   ARTICLE V

                                    Trustees

SECTION 5.01     Number of Trustees; Qualifications .....................  30
SECTION 5.02     Appointment, Removal and Resignation of Trustees .......  33
SECTION 5.03     Vacancies Among Trustees ...............................  35
SECTION 5.04     Effect of Vacancies ....................................  35
SECTION 5.05     Meetings ...............................................  35
SECTION 5.06     Delegation of Power ....................................  36

                                   ARTICLE VI

                                  Distributions

SECTION 6.01     Distributions ..........................................  36

                                  ARTICLE VII

                             Issuance of Securities

SECTION 7.01     General Provisions Regarding Securities ................  37

                                  ARTICLE VIII

                              Termination of Trust

SECTION 8.01     Termination of Trust ...................................  39
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                                                                   Contents p. 5

                                                                           Page

                                   ARTICLE IX

                              Transfer of Interests

SECTION 9.01     Transfer of Securities ..................................  39
SECTION 9.02     Transfer of Certificates ................................  40
SECTION 9.03     Deemed Security Holders .................................  41
SECTION 9.04     Book Entry Interests ....................................  42
SECTION 9.05     Notices to Holders of Certificates ......................  42
SECTION 9.06     Appointment of Successor Clearing Agency ................  42

SECTION 9.07     Definitive Preferred Securities Certificates ............  42
SECTION 9.08     Mutilated, Destroyed, Lost or Stolen Certificates .......  43

                                   ARTICLE X

                    Limitation of Liability, Indemnification

SECTION 10.01    Exculpation .............................................  43
SECTION 10.02    Indemnification and Compensation ........................  44
SECTION 10.03    Outside Business ........................................  45

                                   ARTICLE XI

                                   Accounting

SECTION 11.01    Fiscal Year .............................................  46
SECTION 11.02    Certain Accounting Matters ..............................  46
SECTION 11.03    Banking .................................................  47
SECTION 11.04    Withholding .............................................  47

                                   ARTICLE XII

                            Amendments and Meetings

SECTION 12.01    Amendments ..............................................  48
SECTION 12.02    Meetings of the Holders of Securities;
                 Action by Written Consent ...............................  49
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                                                                  Contents p. 6
                                                                        Page
                                  ARTICLE XIII

                       Representations of Property Trustee
                              and Delaware Trustee

SECTION 13.01    Representations and Warranties of Property Trustee ....   51

                                   ARTICLE XIV

                                  Miscellaneous

SECTION 14.01    Notices ...............................................   52
SECTION 14.02    Undertaking for Costs .................................   54
SECTION 14.03    Governing Law .........................................   55
SECTION 14.04    Headings ..............................................   55
SECTION 14.05    Partial Enforceability ................................   55
SECTION 14.06    Counterparts ..........................................   55
SECTION 14.07    Intention of the Parties ..............................   55
SECTION 14.08    Successors and Assigns ................................   56

SIGNATURES AND SEALS ...................................................   56

EXHIBIT A      CERTIFICATE OF TRUST
EXHIBIT B      TERMS OF PREFERRED SECURITIES
EXHIBIT C      TERMS OF COMMON SECURITIES

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                               JPM CAPITAL TRUST I

                                DECEMBER 4, 1996

                           AMENDED AND RESTATED DECLARATION OF TRUST
                  ("Declaration"), dated and effective as of December 4, 1996, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), J.P. Morgan & Co. Incorporated, a Delaware corporation; as trust sponsor ("JPM" or the "Sponsor"), and the holders, from time to time, of undivided beneficial interests in the assets of the JPM Capital Trust I to be issued pursuant to this Declaration.

         WHEREAS the Sponsor and the Trustees entered into a Declaration of Trust dated as of October 29, 1996 (the "Original Declaration") in order to establish JPM Capital Trust I, a statutory business trust (the "Trust") under the Business Trust Act (as defined herein);

         WHEREAS the Certificate of Trust (the "Certificate of Trust") of the Trust was filed with the office of the Secretary of State of the State of Delaware on October 29, 1996;

         WHEREAS the Trustees and the Sponsor desire to continue the Trust pursuant to the Business Trust Act for the purpose of, as described more fully in Sections 3.03, 3.04 and 3.05 hereof, (i) issuing and selling Preferred Securities (as defined herein) representing preferred undivided beneficial interests in the assets of the Trust for cash and investing the proceeds thereof in Debentures (as defined herein) of JPM issued under the Indenture (as defined herein) to be held as assets of the Trust, (ii) issuing and selling Common Securities (as defined herein) representing common undivided beneficial interests in the assets of the Trust to JPM for cash and investing the proceeds thereof in additional Debentures issued under the Indenture to be held as assets of the Trust and (iii) engaging in such other activities as are necessary, convenient or incidental thereto; and

         NOW, THEREFORE, it being the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets referred to in clauses (i) and (ii) of the previous Whereas clause purchased by the Trust will be held in trust for the benefit of the Holders (as defined herein) from time to time of the Certificates (as defined herein) representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I

                                   Definitions

         SECTION 1.01. Definitions. (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01; (b) a term defined anywhere in this Declaration has the same meaning throughout; (c) all references to "the Declaration" or "this Declaration" are to this Amended and Restated Declaration of Trust (including Exhibits A, B and C hereto (the "Exhibits")) as modified, supplemented or amended from time to time; (d) all references in this Declaration to Articles and Sections and Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified; (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and (f) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.
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                                                                               3


         "Book Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Clearing Agency as described in Section 9.04.

         "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York are authorized or required by law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

         "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

         "Certificate of Trust" has the meaning set forth in the second Whereas clause above.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means the Closing Date as specified in the Underwriting Agreement, which date is also the date of execution and delivery of this Declaration.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the
Code refers not only to such specific section but also to any corresponding provision of any Federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.
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                                                                               4


         "Commission" means the Securities and Exchange Commission.

         "Common Securities" has the meaning specified in Section 7.01(b).

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Annex I to Exhibit C.

         "Covered Person" means (i) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or its Affiliates, (ii) any officer, director, shareholder, employee, representative or agent of JPM or any of its Affiliates and (iii) the Holders from time to time of the Securities.

         "Debenture Trustee" means First Trust of New York, National Association, as trustee under the Indenture, until a successor, if any, is appointed thereunder and thereafter means such successor trustee, who may also be the Property Trustee.

         "Debentures" means the series of Junior Subordinated Debentures issued by JPM under the Indenture to the Property Trustee and entitled the "7.54% Junior Subordinated Debentures due 2027".

         "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.04.

         "Delaware Trustee" has the meaning set forth in Section 5.01(a)(3).

         "Depositary Agreement" means the agreement among the Trust, the Property Trustee and DTC dated as of the Closing Date, as the same may be amended or supplemented from time to time.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.01.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Event of Default" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Debentures.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Fiscal Year" has the meaning specified in Section 11.01.

         "Global Certificate" has the meaning set forth in Section 9.04.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

         "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officer, director, shareholder, member, partner, employee, representative or agent of any Trustee, or any employee or agent of the Trust or any of its Affiliates.

         "Indenture" means the Indenture dated as of November 1, 1996 between JPM and the Debenture Trustee, as supplemented by the First Supplemental Indenture thereto dated as of December 4, 1996, pursuant to which the Debentures are to be issued, as each may be amended or supplemented from time to time.

         "Indenture Event of Default" means an event or condition defined as an "Event of Default" with respect to the Debentures under Section 6.01(a) of the Indenture has occurred and is continuing.

         "Investment Company" means an investment company as defined in the Investment Company Act.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Legal Action" has the meaning specified in Section 3.08(g).

         "Liquidation Distribution" has the meaning set forth in the terms of the Securities as set forth in Exhibits B and C hereto.

                  "Majority in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents more than 50% of the liquidation amount of all outstanding Securities of such class.

                  "Ministerial Action" has the meaning set forth in Section 4(c) of the terms of the Securities as set forth in Exhibits B and C hereto.

                  "Option Closing Date" means the Option Closing Date as specified in the Underwriting Agreement.

                  "Original Declaration" has the meaning set forth in the first Whereas clause above.

                  "Paying Agent" has the meaning specified in Section 3.10(i).

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred Guarantee" means the Guarantee Agreement dated as of December 4, 1996 of JPM in respect of the Preferred Securities.

                  "Preferred Securities" has the meaning specified in Section 7.01(b).

                  "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security substantially in the form of Annex I to Exhibit B.

                  "Property Account" has the meaning specified in Section 3.10(c)(i).

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.01(c) and having the duties set forth for the Property Trustee herein, who may also be the Debenture Trustee.

                  "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both such Regular Trustees.

                  "Regular Trustee" means any Trustee other than the Property Trustee or the Delaware Trustee.

                  "Related Party" means any direct or indirect wholly owned subsidiary of JPM or any Person which owns, directly or indirectly, 100% of the outstanding voting securities of JPM.

                  "Resignation Request" has the meaning specified in Section 5.02(d).

                  "Responsible Officer" means, with respect to the Property Trustee, any officer of the Property Trustee with responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of, and familiarity with, the particular subject.

                  "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "66-2/3% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 66-2/3% or more of the liquidation amount of all outstanding Securities of such class.

                  "Special Event" has the meaning set forth in Section 4(c) of the terms of the Securities as set forth in Exhibits B and C hereto.

                  "Sponsor" or "JPM" means J.P. Morgan & Co. Incorporated, a Delaware corporation, or any successor entity in a merger, consolidation or other business combination transaction in its capacity as sponsor of the Trust.

                  "Successor Delaware Trustee" has the meaning specified in
Section 5.02(b)(ii).

                  "Successor Property Trustee" means a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.02(b)
(i).

                  "10% in liquidation amount of the Securities" means, except as otherwise required by the Trust Indenture Act and except as provided in the penultimate paragraph of paragraph 5 of Exhibit B hereto, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holder(s) of outstanding Preferred Securities or Common Securities, voting separately as a class, who are the record owners of a relevant class of Securities whose liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) represents 10% or more of the liquidation amount of all outstanding Securities of such class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as a Trustee in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Underwriting Agreement" means the Underwriting Agreement dated December 4, 1996 among the Trust, the Sponsor and J.P. Morgan Securities, Inc., as representative of the several underwriters named therein.

                                   ARTICLE II

                               Trust Indenture Act

                  SECTION 2.01. Trust Indenture Act; Application. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions; (b) if and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; (c) for purposes of this Declaration, the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act; and (d) the application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

                  SECTION 2.02. Lists of Holders of Preferred Securities. (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with such information as is required under Section 312(a) of the Trust Indenture Act at the times and in the manner provided in
Section 312(a); and (b) the Property Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust Indenture Act.

                  SECTION 2.03. Reports by the Property Trustee. Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by
Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

                  SECTION 2.04. Periodic Reports to Property Trustee. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee, the Commission and the Holders of the Securities, as applicable, such documents, reports and information as required by Section 314(a)(1) - (3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and (c) of the Trust Indenture Act, any such certificates to be provided in the form, in the manner and at the times required by Section 314(a)(4) and (c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each Fiscal Year).

                  SECTION 2.05. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to Section 314(c) shall comply with Section 314(e) of the Trust Indenture Act.

                  SECTION 2.06. Events of Default; Waiver. (a) Subject to
Section 2.06(c), Holders of Preferred Securities may, by vote of at least a Majority in liquidation amount of the Preferred Securities, (A) in accordance with the terms of the Preferred Securities, direct the time, method and place of conducting any proceeding for any remedy, available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee, or (B) on behalf of the Holders of all Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences; provided that, if the Event of Default arises out of an Indenture Event of Default:

                  (i) which is not waivable under the Indenture, the Event of Default under this Declaration shall also be not waivable; or

                  (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures, or (2) each holder of Debentures, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Preferred Securities representing such specified percentage of the aggregate liquidation amount of the Preferred Securities or, in the case of clause (2) above, each Holder of Preferred Securities.

Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereto.

                  (b) Subject to Section 2.06 (c), Holders of Common Securities may, by vote of at least a Majority in liquidation amount of the Common Securities, (A) in accordance with the terms of the Common Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee, or (B) on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences; provided that if the Event of Default arises out of an Indenture Event of Default:

                  (i) which is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the

         Declaration as provided below, the Event of Default under this Declaration shall also not be waivable; or

                  (ii) which requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, except where the holders of the Common Securities are deemed to have waived such Event of Default under this Declaration as provided below, the Event of Default under this Declaration may only be waived by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities or, in the case of clause (2) above, each holder of Common Securities; and

provided further that each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in this Declaration or otherwise eliminated and until all Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of this Declaration or the Securities. In the event that an Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. Subject to the foregoing provisions of this Section
2.06 (b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) The right of any Holder of Securities to receive payment of Distributions on the Securities in accordance with this Declaration and the terms of the Securities set forth in Exhibits B and C on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of such Holder.

                  (d) As provided in the terms of the Securities set forth in Exhibits B and C hereto, a waiver of an Indenture Event of Default by the Property Trustee at the written direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration in respect of the Securities.

                  SECTION 2.07. Disclosure of Information. The disclosure of information as to the names and addresses of the Holders of the Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                                   ARTICLE III

                                  Organization

                  SECTION 3.01. Name. The Trust continued by this Declaration is named "JPM Capital Trust I" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

                  SECTION 3.02. Office. The address of the principal office of the Trust is c/o J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, New York 10260-0060. Upon ten days' written notice to the Holders (a copy of such notice to be sent to the Property Trustee and the Delaware Trustee), the Regular Trustees may change the location of the Trust's principal office. The name of the registered agent and office of the Trust in the State of Delaware is

Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890. At any time, the Regular Trustees may designate another registered agent and/or registered office.

                  SECTION 3.03. Issuance of the Trust Securities. On November 26, 1996, the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Underwriting Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall execute and deliver (i) to the underwriters named in the Underwriting Agreement, a Global Certificate, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.04, in an aggregate amount of 750,000 Preferred Securities having an aggregate liquidation amount of $750,000,000, against receipt of the aggregate purchase price of such Preferred Securities of $750,000,000, and (ii) to the Sponsor, Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of 23,200 Common Securities having an aggregate liquidation amount of $23,200,000, against receipt of the aggregate purchase price of such Common Securities of $23,200,000.

                  SECTION 3.04. Purchase of Debentures. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.03, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Property Trustee and having an aggregate principal amount equal to $773,200,000, and, in satisfaction of the purchase price for such Debentures, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of $773,200,000.

                  SECTION 3.05. Purpose. The exclusive purposes and functions of the Trust are: (a)(i) to issue and sell Preferred Securities for cash and use the proceeds of such sales to acquire from JPM Debentures issued under the Indenture having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities so issued and sold; (ii) to enter into such agreements and arrangements as may be necessary in connection with the sale of Preferred Securities to the initial purchasers thereof

(including the Underwriting Agreement) and to take all actions and exercise such discretion as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and the issuance of the Preferred Securities; and (iii) to issue and sell Common Securities to JPM for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (b) except as otherwise limited herein, to engage in such other activities as are necessary, convenient or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or, at any time while the Securities are outstanding, otherwise undertake (or permit to be undertaken) an activity that would result in or cause the Trust to be treated as anything other than a grantor trust for United States federal income tax purposes.

                  SECTION 3.06. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

                  SECTION 3.07. Title to Property of the Trust. Except as provided in Section 3.10 with respect to the Debentures and the Property Account or unless otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an individual undivided beneficial interest in the assets of the Trust.

                  SECTION 3.08. Powers and Duties of the Regular Trustees. The Regular Trustees shall have the exclusive power, authority and duty to cause the Trust, and shall cause the Trust, to engage in the following activities:

                  (a) to issue Preferred Securities and Common Securities, in each case in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and provided further that there shall be no interests in the Trust other than the Securities and the issuance of Securities shall be limited to (x) a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and (y) any subsequent issuance of both Preferred Securities and Common Securities on the Option Closing Date pursuant to an exercise of the overallotment option granted to the underwriters in the Underwriting Agreement;

                  (b) in connection with the issuance of the Preferred Securities, at the direction of the Sponsor, to effect or cause to be effected the filings, and to execute or cause to be executed the documents, set forth in Section 3.13 and to execute, deliver and perform on behalf of the Trust the Depositary Agreement;

                  (c) to acquire as trust assets Debentures with the proceeds of the sale of the Preferred Securities and Common Securities; provided, however, that the Regular Trustees shall cause all the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Common Securities;

                  (d) to cause the Trust to enter into such agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the initial purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

                  (e) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining to take any Ministerial Action in relation to a Special Event;

                  (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including for the purposes of Section 316(c) of the Trust Indenture Act and with respect to Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to Holders of the Preferred Securities and the Common Securities as to such actions and applicable record dates;

                  (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless, pursuant to Section 3.10(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

                  (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                  (j) to give the certificate to the Property Trustee required by Section 314(a)(4), of the Trust Indenture Act, which certificate may be executed by any Regular Trustee;

                  (k) to incur expenses which are necessary or incidental to carrying out any of the purposes of the Trust;

                  (1) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities, the Regular Trustees hereby initially appointing the Property Trustee for such purposes;

                  (m) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities set forth in Exhibits B and C hereto;

                  (n) to execute all documents or instruments, perform all duties and powers and do all things for and on behalf of the Trust in all matters necessary, convenient or incidental to the foregoing;

                   (o) to take all action which may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of .each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust has been created;

                   (p) to take all action, not inconsistent with this Declaration or with applicable law, which the Regular
         Trustees determine in their discretion to be reasonable and necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.08, in order that:

                           (i) the Trust will not be deemed to be an Investment
                  Company required to be registered under the Investment Company Act;

                          (ii) the Trust will not be classified for United
                  States Federal income tax purposes as an association taxable as a corporation or a partnership and will be treated as a grantor trust for United States Federal income tax purposes; and

                        (iii) the Trust will comply with any requirements
                  imposed by any taxing authority on holders of instruments treated as indebtedness for United States Federal income tax purposes;

         provided that such action does not adversely affect the interests of Holders;

                   (q) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

                  (r) subject to the requirements of Rule 3a-7 and Section 317(b) of the Trust Indenture Act, to appoint one or more Paying Agents in addition to the Property Trustee.

                  The Regular Trustees must exercise the powers set forth in this Section 3.08 in a manner which is consistent with the purposes and functions of the Trust set out in

Section 3.05 and the Regular Trustees shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

                  Subject to this Section 3.08, the Regular Trustees shall have none of the powers nor any of the authority of the Property Trustee set forth in
Section 3.10.

                  SECTION 3.09. Prohibition of Actions by Trust and Trustees. The Trust shall not, and the Trustees (including the Property Trustee) shall not cause the Trust to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not, and the Trustees (including the Property Trustee) shall not cause the Trust to:

                  (a) invest any proceeds received by the Trust from holding the Debentures, but shall promptly distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (b) acquire any assets other than as expressly provided herein;

                  (c) possess Trust property for other than a Trust purpose;

                  (d) make any loans, other than loans represented by the Debentures;

                  (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (f) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Trust other than the Securities;

                  (g) incur any indebtedness for borrowed money; or

                  (h) (i) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section
         6.06 of the Indenture, (iii) exercise any right to rescind or annul any declaration that the principal of all of the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless in the case of this clause (h) the Property Trustee shall have received an unqualified opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that such action will not cause the Trust to be classified for United States Federal income tax purposes as an association taxable as a corporation or partnership and that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes.

                  SECTION 3.10. Powers and Duties of the Property Trustee. (a) The Debentures shall be held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Article V. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or, if the Property Trustee does not also act as the Delaware Trustee, the Delaware Trustee.

                  (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing bank account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and on the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Account and, without any further acts of the Property Trustee or the Regular Trustees, promptly make payments to the Holders of the Preferred Securities and Common Securities from the Property Account in accordance with Section 6.01. Funds in the Property Account shall be held uninvested, and without liability for interest thereon, until disbursed in accordance with this Declaration. The Property Account shall be an account which is maintained with a banking institution whose long term unsecured indebtedness is rated by a "nationally recognized statistical rating organization", as such term is defined for purposes of

         Rule 436(g)(2) under the Securities Act, at least equal to (but in no event less than "A" or the equivalent) the rating assigned to the Preferred Securities by a nationally recognized statistical rating organization;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect promptly the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

                  (iii) upon notice of distribution issued by the Regular Trustees in accordance with the terms of the Preferred Securities and the Common Securities, engage in such ministerial activities as shall be necessary or appropriate to effect promptly, pursuant to the terms of the Securities, the distribution of Debentures to Holders of Securities upon the occurrence of a Special Event; and

                  (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee, subject to Section 2.06(b), shall, for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration, the Business Trust Act and the Trust Indenture Act.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities set forth in Exhibits B and C hereto.

                  (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration, the Business Trust Act or the Trust Indenture Act.

                  (f) All moneys deposited in the Property Account, and all Debentures held by the Property Trustee for the benefit of the Holders of the Securities, will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of, the Property Trustee or its agents or their creditors.

                  (g) The Property Trustee shall, within 90 days after the occurrence of a default with respect to the Securities, transmit by mail, first class postage prepaid, to the holders of the Securities, as their names and addresses appear upon the register, notice of all defaults with respect to the Securities known to the Property Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 3.10(g) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for in the Indenture and irrespective of the giving of any notice provided therein); provided that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. The Property Trustee shall not be deemed to have knowledge of any default, except
(i) a default in the payment of principal of (or premium, if any) or interest on the Debentures or (ii) any default as to which the Property Trustee shall have received written notice or a Responsible Officer charged with the administration of this Declaration shall have obtained written notice.

                  (h) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds thereof distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and accepted that appointment in accordance with Article V.

                  (i) The Property Trustee shall act as paying agent in respect of the Common Securities and the Preferred Securities and, subject to
     Section 3.08(r), may authorize one or more Persons (each, a "Paying
     Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to the Preferred Securities. Any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee, subject to
Section 3.08(r).

                  (j) The Property Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from JPM of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

                  (k) Subject to this Section 3.10, the Property Trustee shall have none of the powers or the authority of the Regular Trustees set forth in
Section 3.08.

                  (l) The Property Trustee shall exercise the powers, duties and rights set forth in this Section 3.10 and Section 3.12 in a manner which is consistent with the purposes and functions of the Trust set out in Section 3.05, and the Property Trustee shall not take any action which is inconsistent with the purposes and functions of the Trust set forth in Section 3.05.

                  SECTION 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.01(a)(3), the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in
Section 5.01(a)(3), the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

                  SECTION 3.12. Certain Rights and Duties of the Property Trustee. (a) The Property Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration, and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property
                  Trustee shall be determined solely by the express provisions of this Declaration, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders as provided herein relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Property Trustee under this Declaration; and

                 (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (c) Subject to the provisions of Section 3.12(a) and (b)

                 (i) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-7, subject to the requirements of Rule 3a-7, request and rely upon a certificate, which shall comply with the provisions of
        Section 314(e) of the Trust Indenture Act, signed by any two of the Regular Trustees or by an authorized officer of the Sponsor, as the case may be;

                 (ii) the Property Trustee (A) may consult with counsel (which may be counsel to the Sponsor or any of its Affiliates and may include any of its employees) selected by it in good faith and with due care and the written advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice and opinion and (B) shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                 (iii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith and with due care;

                 (iv) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in at the request or direction of any Holders, unless such Holders shall have offered to the Property Trustee reasonable security and indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction; provided that nothing contained in this clause (iv) shall relieve the Property Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Declaration, and to use the same degree of care and skill in this exercise, as a prudent person would exercise or use under the circumstances in the conduct -of his or her own affairs;

                 (v) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action; and no third party shall be required to inquire as to the authority of the Property Trustee to so act, or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                 (vi) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties; and

                 (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, security or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit. .

                 SECTION 3.13. Registration Statement and Related Matters. In accordance with the Original Declaration, JPM and the Trustees have authorized and directed, and hereby confirm the authorization of, JPM, as the sponsor of the Trust, (i) to file with the Commission and execute, in each case on behalf of the Trust, (a) the Registration Statement on Form S-3 (File Nos. 333-15079, 333-15079-1, 333-15079-2, 333-15079-3 and 333-15079-4) (the "1933 Act
Registration Statement") including any amendments thereto and any further pre-effective or post-effective amendments to such Registration Statement, relating to the registration under the Securities Act of, among other things, the Preferred Securities of the Trust and the related guarantees of such Preferred Securities by the Sponsor and (b) a Registration Statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Preferred Securities of the Trust and the related guarantees of such Preferred Securities by the Sponsor under Section 12(b) of the Exchange Act; (ii) to file with the New York Stock Exchange and execute on behalf of the Trust a listing application and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to cause the Preferred Securities to be listed on the New York Stock Exchange; (iii) to file and execute on behalf of the Trust such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as shall be necessary or desirable to register the Preferred Securities under the securities or "Blue Sky" laws of such jurisdictions as JPM, on behalf of the Trust, may deem necessary or desirable and (iv) to negotiate and execute on behalf of the Trust the Underwriting Agreement. In the event that any filing referred to in clauses
(i) - (iii) above is required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws, to be executed on behalf of the Trust by the Trustees, the Regular Trustees, in their capacities as Trustees of the Trust, are hereby authorized and directed to join in any such filing and to execute on behalf of the Trust any and all of the foregoing, it being understood that the Property Trustee and the Delaware Trustee, in their capacities as Trustees of the Trust, shall not be required to join in any such filing or execute on behalf of the Trust any such document unless required by the rules and regulations of the Commission, the New York Stock Exchange or state securities or blue sky laws. In connection with all of the foregoing, JPM and each Trustee, solely in its capacity as a Trustee of the Trust, have constituted and appointed, and hereby confirm the appointment of Gene A. Capello and James C.P. Berry, and each of them, as his, her or its, as the case may be, true and lawful attorneys-in-fact, and agents, with full power of substitution and resubstitution, for JPM or such Trustee or in JPM's or such Trustee's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the 1933 Act Registration Statement and the 1934 Act Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as JPM or such Trustee might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, shall do or cause to be done by virtue hereof.

                 SECTION 3.14. Filing of Amendments to Certificate of Trust. The Certificate of Trust as filed with the Secretary of State of the State of Delaware on October 29, 1996 is attached hereto as Exhibit A. On or after the date of execution of this Declaration, the Trustees shall cause the filing with the Secretary of State of the State of Delaware of such amendments to the Certificate of Trust as the Trustees shall deem necessary or desirable.

                 SECTION 3.15. Execution of Documents by Regular Trustees. Unless otherwise determined by the Regular Trustees and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise, a majority of, or if there are only two, both of, the Regular Trustees are authorized to execute and deliver on behalf of the Trust any documents which the Regular Trustees have the power and authority to execute or deliver pursuant to this Declaration.

                 SECTION 3.16. Trustees Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

                 SECTION 3.17. Duration of Trust. The Trust, absent termination pursuant to the provisions of Article VIII hereof, shall have existence until January 15, 2027.

                                   ARTICLE IV

                                     Sponsor

                 SECTION 4.01. Purchase of Common Securities by Sponsor. On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust at the same tine as the Preferred Securities to be issued on such date are issued, such purchase to be in an amount equal to 3% of the total capital of the Trust. On the Option Closing Date, the Sponsor shall purchase all of the Common Securities issued by the Trust at the same time as the Preferred Securities to be issued on such date are issued, such purchase to be in such amount so that the Common Securities continue to represent 3% of the total capital of the Trust.

                 SECTION 4.02. Expenses. (a) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, shall be responsible for and shall pay for all debts and obligations (other than with respect to the Securities) and all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the issuance of the Preferred Securities to initial purchasers thereof, the fees and expenses (including reasonable counsel fees and expenses) of the Trustees (including any amounts payable under Article X), the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, Paying Agent(s), registrars, transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the disposition of Trust assets).

                 (b) In connection with the purchase of the Debentures by the Trust, the Sponsor, in its capacity as Sponsor and not as a Holder, will pay any and all taxes (other than United States withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                 (c) The Sponsor's obligations under this Section 4.02 shall be for the benefit of, and shall be enforceable by, any Person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice hereof. Any such Creditor may enforce the Sponsor's obligations under this Section 4.02 directly against the Sponsor and the Sponsor irrevocably waives any right or remedy to require that any such Creditor take any action against the Trust or any other Person before proceeding against the Sponsor. The Sponsor agrees to execute such additional agreements as may be necessary or desirable in order to give full effect to the provisions of this Section 4.02.

                                    ARTICLE V

                                    Trustees

                 SECTION 5.01. Number of Trustees; Qualifications. (a) Except as provided in (1) below, the number of Trustees initially shall be five (5). At any time (i) before the issuance of the Securities, the Sponsor may, by written instrument, increase or decrease the number of, and appoint, remove and replace the Trustees, and (ii) after the issuance of the Securities the number of Trustees may be increased or decreased solely by, and Trustees may be appointed, removed or replaced solely by, vote of Holders of Common Securities representing a Majority in liquidation amount of the Common Securities voting as a class; provided that in any case:

                 (1) the number of Trustees shall be at least five (5) unless the Trustee that acts as the Property Trustee also acts as the Delaware Trustee, in which case the number of Trustees shall be at least three (3);

                 (2) at least a majority of the Trustees shall at all times be officers or employees of JPM;

                 (3) if required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be either a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, except that if the Property Trustee has its principal place of business in the State of Delaware and otherwise is permitted to act as a Trustee hereunder under the laws of the State of Delaware, then the Property Trustee shall also be the Delaware Trustee and Section 3.09 shall have no application; and

                 (4) there shall at all times be a Property Trustee hereunder which shall satisfy the requirements of Section 5.01(c).

Each Trustee shall be either a natural person at least 21 years of age or a legal entity which shall act through one or more duly appointed representatives.

                 (b) The initial Regular Trustees shall be:

                              H. Christian Raymond
                              Andrew G. Kerber
                              Susan L. McCullin

                     In care of J.P. Morgan & Co. Incorporated
                                60 Wall Street
                                New York, New York 10260-0060

                 (c) There shall at all times be one Trustee which shall act as Property Trustee. In order to act as Property Trustee hereunder, such Trustee shall:

                 (i) not be an Affiliate of the Sponsor;

                 (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the

        Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.01(c)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                 (iii) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-7 and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property Trustee shall possess those qualifications.

                 If at any time the Property Trustee shall cease to satisfy the requirements of clauses (i)-(iii) above, the Property Trustee shall immediately resign in the manner and with the effect set out in Section 5.02(d). If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holders of the Common Securities (as if such Holders were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. The Preferred Guarantee shall be deemed to be specifically described in this Declaration for the purposes of clause (i) of the first proviso contained in
Section 310(b) of the Trust Indenture Act.

                 The initial Trustee which shall serve as the Property Trustee is First Trust of New York, National Association, whose address is as set forth in Section 14.01(b).

                 (d) The initial Trustee which shall serve as the Delaware Trustee is Wilmington Trust Company, a Delaware banking corporation, whose address is as set forth in Section 14.01(c).

                 (e) Any action taken by Holders of Common Securities pursuant to this Article V shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent as provided in Section 12.02.

                 (f) No amendment may be made to this Section 5.01 which would change any rights with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

                 SECTION 5.02. Appointment, Removal and Resignation of Trustees.
(a) Subject to Section 5.02(b), Trustees may be appointed or removed without cause at any time:

                 (i) until the issuance of the Securities, by written instrument executed by the Sponsor; and

                 (ii) after the issuance of the Securities by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class.

                 (b)(i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.02(a) until a Successor Property Trustee possessing the qualifications to act as Property Trustee under
        Section 5.01(c) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees, the Sponsor and the Property Trustee being removed; and

                 (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.02(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Section 5.01(a)(3) (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

                 (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation.

                 (d) Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument (a "Resignation Request") in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                 (i) no such resignation of the Trustee that acts as the Property Trustee shall be effective until:

                                  (A) a Successor Property Trustee possessing
                 the qualifications to act as Property Trustee under Section 5.01(c) has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                                  (B) if the Trust is excluded from the
                 definition of an Investment Company solely by reason of Rule 3a-7, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                 (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                 (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.02 within 60 days after delivery to the Sponsor and the Trust of a Resignation Request, the resigning Property Trustee or Delaware Trustee may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                 (f) The Sponsor shall provide notice to the Property Trustee of any resignation or removal of a Regular Trustee.

                 SECTION 5.03. Vacancies Among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.01 or if the number of Trustees is increased pursuant to Section
5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with the requirements of this Article V.

                 SECTION 5.04. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur until such vacancy is filled as provided in this Article V, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

                 SECTION 5.05. Meetings. Meetings of the Regular Trustees shall be held from time to time upon the call of any Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meeting of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter; provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

                 SECTION 5.06. Delegation of Power. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any registration statement or amendment thereto or other document or schedule filed with the Commission or making any other governmental filing (including, without limitation the filings referred to in Section 3.13).

                 (b) The Regular Trustees shall have the power to delegate from time to time to such of their number or to officers of the Trust or to officers of JPM the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                   ARTICLE VI

                                  Distributions

                 SECTION 6.01. Distributions. Holders shall receive periodic distributions, redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities ("Distributions"). Distributions shall be made to the Holders of Preferred Securities and Common Securities in accordance with the terms of the Securities as set forth in Exhibits B and C hereto. If and to the extent that JPM makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed to promptly make a Distribution of the Payment Amount to Holders in accordance with the terms of the Securities as set forth in Exhibits B and C hereto.

                                   ARTICLE VII

                             Issuance of Securities

                 SECTION 7.01. General Provisions Regarding Securities. (a) The Regular Trustees shall issue on behalf of the Trust securities in fully registered form representing undivided beneficial interests in the assets of the Trust in accordance with Section 7.01(b) and for the consideration specified in
Section 3.03.

                 (b) The Regular Trustees shall issue on behalf of the Trust one class of preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit B (the "Preferred Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein, and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Exhibit C (the "Common Securities") which terms are incorporated by reference in, and made a part of, this Declaration as if specifically set forth herein. The Trust shall have no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

                 (c) The Certificates shall be signed on behalf of the Trust by the Regular Trustees (or if there are more than two Regular Trustees by any two of the Regular Trustees). Such signatures may be the manual or facsimile signatures of the present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any Certificate. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificate so signed shall be delivered by the Trust, such Certificate nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons as, at the actual date of the execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. Pending the preparation of definitive Certificates, the Regular Trustees on behalf of the Trust may execute temporary Certificates (printed, lithographed or typewritten), in substantially the form of the definitive Certificates in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Regular Trustees. Each temporary Certificate shall be executed by the Regular Trustees on behalf of the Trust upon the same conditions and in substantially the same manner, and with like effect, as definitive Certificates. Without unnecessary delay, the Regular Trustees on behalf of the Trust will execute and furnish definitive Certificates and thereupon any or all temporary Certificates may be surrendered to the transfer agent and registrar in exchange therefor (without charge to the Holders). Each Certificate whether in temporary or definitive form shall be countersigned by the manual or facsimile signature of an authorized signatory of the Person acting as registrar and transfer agent for the Securities, which shall initially be the Property Trustee.

                 (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                 (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                 (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                 (g) Upon issuance of the Securities as provided in this Declaration, the Regular Trustees on behalf of the Trust shall return to JPM the $10 constituting initial trust assets as set forth in the Original Declaration.

                                  ARTICLE VIII

                              Termination of Trust

                 SECTION 8.01. Termination of Trust. The Trust shall dissolve when:

                 (i) all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders of Securities in accordance with the terms of the Securities; or

                 (ii) all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities in accordance with the terms of the Securities; or

                 (iii) upon the expiration of the term of the Trust as set forth in Section 3.17,

and thereafter the Trustees shall, after satisfaction of all obligations of the Trust, file a certificate of cancelation with the Secretary of State of the State of Delaware and the Trust shall terminate. The Trustees shall so file such a certificate as soon as practicable after the occurrence of an event referred to in this Section 8.01.

                 The provisions of Sections 3.12 and 4.02 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX

                              Transfer of Interests

                 SECTION 9.01. Transfer of Securities. (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                 (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

                 (c) Subject to this Article IX, JPM and any Related Party may only transfer Common Securities to JPM or a Related Party; provided that any such transfer shall be subject to the condition that the transferor shall have obtained (1) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to JPM, (ii) result in the Trust acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States Federal income tax purposes and (2) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an Investment Company or controlled by an Investment Company.

                 SECTION 9.02. Transfer of Certificates. The Regular Trustees shall cause to be kept at an office or agency to be maintained by the Trust a register in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Trust may require) in respect of any tax or other government charges which may be imposed in relation to it. The Property Trustee will be the initial registrar and transfer agent (the "Registrar") for the purpose of registering Certificates and transfers of Certificates as provided herein.

                 Upon surrender for registration of transfer of any Certificate at the office or agency of the Registrar, the Regular Trustees shall execute and the Registrar shall countersign in accordance with section 7.01(c) one or more new Certificates of any authorized denominations and of a like aggregate liquidation amount to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Trust duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

                 SECTION 9.03. Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trustees shall have actual or other notice thereof.

                 SECTION 9.04. Book Entry Interests. Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance (including Preferred Securities, if any, issued on the Option Closing Date pursuant to the exercise of the overallotment option set forth in the Underwriting Agreement), will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section
9.07. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.07:

                 (i) the provisions of this Section 9.04 shall be in full force and effect;

                 (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

                 (iii) to the extent that the provisions of this Section 9.04 conflict with any other provisions of this Declaration, the provisions of this Section 9.04 shall control; and

                 (iv) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

                 SECTION 9.05. Notices to Holders of Certificates. Whenever a notice or other communication to the Holders is required to be given under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued pursuant to Section 9.07, the relevant Trustees shall give all such notices and communications, specified herein to be given to Preferred Securities Holders, to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein have no notice obligations to the Preferred Security Beneficial Owners.

                 SECTION 9.06. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to the Preferred Securities.

                 SECTION 9.07. Definitive Preferred Securities Certificates. If
(i) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.06 or (ii) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then (x) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities and (y) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, such instructions.

                 SECTION 9.08. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any two Regular Trustees on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.08, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE X

                    Limitation of Liability; Indemnification

                 SECTION 10.01. Exculpation. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                 (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

                 (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of Securities, in their capacities as Holders, shall be entitled to the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                 SECTION 10.02. Indemnification and Compensation. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage or claim incurred by such Indemnified Person by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                 (b) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in
Section 10.02(a).

                 (c) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee from time to time such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

                 SECTION 10.03. Outside Businesses. Any Covered Person, the Sponsor, JPM, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of the Covered Persons, the Sponsor, JPM, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, JPM, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI

                                   Accounting

                  SECTION 11.01. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  SECTION 11.02. Certain Accounting Matters. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

                  (b) The Regular Trustees shall, as soon as available after the end of each Fiscal Year of the Trust, cause to be prepared and mailed to each Holder of Securities unaudited financial statements of the Trust for such Fiscal Year, prepared in accordance with generally accepted accounting principles; provided that if the Trust is required to comply with the periodic reporting requirements of Sections 13(a) or 15(d) of the Exchange Act, such financial statements for such Fiscal Year shall be examined and reported on by a firm of independent certified public accountants selected by the Regular Trustees (which firm may be the firm used by the Sponsor).

                  (c) The Regular Trustees shall cause to be prepared and mailed to each Holder of Securities an annual

United States Federal income tax information statement, on such form as is required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Regular Trustees shall cause to be prepared and filed with the appropriate taxing authority an annual United States Federal income tax return, on such form as is required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

                  SECTION 11.03. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds from the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the sole signatories for the Property Account.

                  SECTION 11.04. Withholding. The Trust and the Trustees shall comply with all withholding requirements under United States Federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Property Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, the Property Trustee shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount to be withheld was not withheld from a Distribution, the Property Trustee may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII

                            Amendments and Meetings

                  SECTION 12.01. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended by, and only by, a written instrument executed by a majority of the Regular Trustees (or, if there are only two Regular Trustees, both Regular Trustees); provided, however, that (i) no amendment to this Declaration shall be made unless the Regular Trustees shall have obtained (A) either a ruling from the Internal Revenue Service or a written unqualified opinion of nationally recognized independent tax counsel experienced in such matters to the effect that such amendment will not cause the Trust to be classified for United States Federal income tax purposes as an association taxable as a corporation or a partnership and to the effect that the Trust will continue to be treated as a grantor trust for purposes of United States Federal income taxation and (B) a written unqualified opinion of nationally recognized independent counsel experienced in such matters to the effect that such amendment will not cause the Trust to be an Investment Company which is required to be registered under the Investment Company Act, (ii) if Securities are outstanding, any amendment which would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only after satisfaction of such additional requirements as may be set forth in the terms of such Securities, (iii) Section 4.02, Section 9.01 (c) and this Section 12.01 shall not be amended without the consent of all Holders of the Securities, (iv) no amendment which adversely affects the rights, powers and privileges of the Property Trustee or the Delaware Trustee shall be made without the consent of the Property Trustee or the Delaware Trustee, as the case may be, (v) Article IV shall not be amended without the consent of the Sponsor, and (vi) the rights of Holders of Common Securities under Article V to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities.

                  (b) Notwithstanding Section 12.02(a)(ii), this Declaration may be amended without the consent of the Holders of the Securities to (i) cure any ambiguity, (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration,
(iii) to add to the covenants, restrictions or obligations of the Sponsor, and
(iv) to conform to any changes in Rule 3a-7 or any change in interpretation or application of Rule 3a-7 by the Commission, which amendment does not adversely affect the rights, preferences or privileges of the Holders.

                  (c) The Regular Trustees shall promptly furnish to each of the Property Trustee and the Delaware Trustee a copy of each amendment to this Declaration.

                  SECTION 12.02. Meetings of the Holders of Securities; Action by Written Consent. (a) Meetings of the Holders of Preferred Securities and/or Common Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of Holders of Preferred Securities or Common Securities if directed to do so by Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more notices in writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those specified Certificates shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provision shall apply to meetings of Holders of
Securities:

                  (i) Notice of any such meeting shall be given by mail to each Trustee and all the Holders of Securities having a right to vote thereat not less than seven days nor more than 60 days prior to the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders of Securities for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

                  (ii) Each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of a Security is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Security executing it. Except as otherwise provided herein or in the terms of the Securities, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies and judicial interpretations thereunder as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation.

                  (iii) Each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                  (iv) Unless otherwise provided in the Business Trust Act, this Declaration or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

                       Representations of Property Trustee
                              and Delaware Trustee

                  SECTION 13.01. Representations and Warranties of Property Trustee. (a) The Trustee which acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (i) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of its incorporation, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                  (ii) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (iii) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or By-laws of the Property Trustee.

                  (iv) No consent, approval or authorization of, or registration with or notice to, any banking authority which supervises or regulates the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration.

                  (v) The Property Trustee satisfies the qualifications set forth in Section 5.01(c).

                  (b) The Trustee which acts as initial Delaware Trustee represents and warrants to the Trust and the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee, that it satisfies the qualifications set forth in Section 5.01(a)(3).

                                  ARTICLE XIV

                                 Miscellaneous

                  SECTION 14.01. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Regular Trustees on behalf of the Trust may give notice of to the Property

         Trustee, the Delaware Trustee and the Holders of the Securities):

                           JPM Capital Trust I
                           In care of J.P. Morgan & Co. Incorporated
                           60 Wall Street
                           New York, New York 10260-0060
                           Attention of H. Christian Raymond
                                        Andrew G. Kerber
                                        Susan L. McCullin
                                        Trustees
                           Facsimile No: (212) 648-5175

                  (b) if given to the Property Trustee, at the mailing address of the Property Trustee set forth below (or such other address as the Property Trustee may give notice of to the Trust and the Holders of the Securities):

                           First Trust of New York, National Association 100 Wall Street, Suite 2000
                           New York, New York 10005
                           Attention of Corporate Trust Administration
                           Facsimile No: (212) 809-5459

                  (c) if given to the Delaware Trustee, at the mailing address of the Delaware Trustee set forth below (or such other address as the Delaware Trustee may give notice of to the Trust and the Holders of the Securities):

                           Wilmington Trust Company
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890
                           Attention of Corporate Trust Administration
                           Facsimile No: (302) 651-8882

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Property Trustee, the Delaware Trustee and the Trust):

                           J.P. Morgan & Co. Incorporated
                           60 Wall Street
                           New York, New York 10260-0060
                           Attention of Assistant Secretary

                           Facsimile No: (212) 648-5175

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  A copy of any notice to the Property Trustee or the Delaware Trustee shall also be sent to the Trust. All notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 14.02. Undertaking for Costs. All parties to this Declaration agree, and each Holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Declaration, or in any suit against the Property Trustee for any action taken or omitted by it as Property Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 14.02 shall not apply to any suit instituted by the Property Trustee, to any suit instituted by any Holder of Preferred Securities, or group of Holders of Preferred Securities, holding more than 10% in aggregate liquidation amount of the outstanding Preferred Securities, or to any suit instituted by any Holder of Preferred Securities for the enforcement of the payment of the principal of (or premium, if any) or interest on the Debentures, on or after the respective due dates expressed in such Debentures.

                  SECTION 14.03. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to the principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

                  SECTION 14.04. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  SECTION 14.05. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  SECTION 14.06. Counterparts. This Declaration may contain more than one counterpart of the signature pages and this Declaration may be executed by the affixing of the signature of the Sponsor and each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  SECTION 14.07. Intention of the Parties. It is the intention of the parties hereto that the Trust not be classified for United States Federal income tax purposes as an association taxable as a corporation or partnership but that the Trust be treated as a grantor trust for United States Federal income tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

                  SECTION 14.08. Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                   J. P. MORGAN & CO. INCORPORATED, as Sponsor

                                        by  /s/  Gene A. Capello
                                          --------------------------------------
                                          Name:
                                          Title:

                                             H. Christian Raymond, as Trustee,

                                                  by /s/ H. Christian Raymond
                                                    ----------------------------
                                                         H. Christian Raymond

                                             Andrew G. Kerber, as Trustee,

                                                  by /s/ Andrew G. Kerber
                                                    ----------------------------
                                                         Andrew G. Kerber

                                        Susan L. McCullin, as Trustee,

                                        by  /s/  Susan L. McCullin
                                          --------------------------------------
                                                 Susan L. McCullin

                                        FIRST TRUST OF NEW YORK, NATIONAL
                                        ASSOCIATION, as Property Trustee,

                                        by  /s/  David Leverich
                                          --------------------------------------
                                          Name:  DAVID LEVERICH
                                          Title: Vice President




                                        WILMINGTON TRUST COMPANY, as Delaware
                                        Trustee,

                                        by  /s/  Norma P. Closs
                                          --------------------------------------
                                          Name:  NORMA P. CLOSS
                                          Title: VICE PRESIDENT

STATE OF NEW YORK,  )
                    )  ss.
COUNTY OF NEW YORK, )

                  BEFORE ME, the undersigned authority, on this day of December 4, 1996, personally appeared Gene A. Capello (on behalf of J.P. Morgan & Co. Incorporated), H. Christian Raymond, Andrew G. Kerber and Susan McCullin, each known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer, as the case may be, whose name is subscribed to the foregoing instrument, and each acknowledged to me that he executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL THIS 4th day of December, 1996.


                                        /s/ Marion I. Pearson
                                        --------------------------------
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        Print Name: MARION I. PEARSON
                                        Commission Expires: 3/19/98

                                                     MARION I. PEARSON
                                              Notary Public, State of New York
                                                       No. 41-4964033
                                                 Qualified in Queens County
                                            Certificate Filed in New York County
                                              Commission Expires March 19, 1998

STATE OF NEW YORK,  )
                    )  ss.
COUNTY OF NEW YORK, )

                  BEFORE ME, the undersigned authority, on this day of December 3, 1996, personally appeared DAVID LEVERICH of First Trust of New York, National Association known to me (or proved to me by introduction upon the oath of a person known to me) to be the person and officer whose names are subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL THIS 3rd day of December, 1996.

(SEAL)

                                        /s/ Joanne E. Ilse
                                        --------------------------------
                                        NOTARY PUBLIC, STATE OF NEW YORK
                                        Print Name: Joanne E. Ilse
                                        Commission Expires: 10/4/97

                                                        JOANNE E. ILSE
                                               Notary Public, State of New York
                                                        No. 01IL5019680
                                                  Qualified in Queens County
                                              Commission Expires October 4, 1997

STATE OF DELAWARE    )
                     )
COUNTY OF NEW CASTLE )

                  BEFORE ME, the undersigned authority, on this day of December 3, 1996, personally appeared NORMA P. CLOSS, Vice President of WILMINGTON TRUST COMPANY, known to me (or proved to me by introduction upon the oath of a person known to me), to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that she executed the same as the act of such trust for the purposes and consideration herein expressed and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL THIS 3rd DAY OF DECEMBER, 1996.



(SEAL)


                                        /s/ Paula M. Sulecki
                                        --------------------------------
                                        NOTARY PUBLIC, STATE OF DELAWARE
                                        Print Name: Paula Sulecki
                                        Commission Expires: ____________

                                                      PAULA M. SULECKI
                                                        NOTARY PUBLIC
                                            My commission expires April 25, 1998

                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                               JPM CAPITAL TRUST I


                  THIS Certificate of Trust of JPM Capital Trust I (the "Trust"), dated October 29, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. Code Section 3801 et seg.).

                  1. Name. The name of the business trust being formed hereby is JPM Capital Trust I.

                  2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is Wilmington Trust Company, a Delaware banking corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

                  3 . Effective Date. This Certificate of Trust shall be effective as of its filing.

                  IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.


                                        WILMINGTON TRUST COMPANY, as
                                        Delaware Trustee,

                                          by ________________________________
                                             Name:
                                             Title

                                        FIRST TRUST OF NEW YORK,
                                        NATIONAL ASSOCIATION, as
                                        Property Trustee,

                                          by ________________________________
                                             Name:
                                             Title:

_____________________________
Name:
      as Trustee

_____________________________
Name:
      as Trustee

______________________________
Name:
      as Trustee

                                                                         ANNEX I

                  IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT--THIS PREFERRED SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY ("DTC") OR A NOMINEE OF DTC. THIS PREFERRED SECURITY IS EXCHANGEABLE FOR PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS PREFERRED SECURITY AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE
OF DTC TO DTC OR ANOTHER NOMINEE OF DTC) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC OR ANY SUCCESSOR DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC OR ANY SUCCESSOR DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Preferred Securities _____________________________

Number ___________________________

CUSIP NO. ________________________

                   Certificate Evidencing Preferred Securities

                                       of

                               JPM Capital Trust I

                      7.54%; Cumulative Capital Securities
                (liquidation amount $1,000 per Capital Security)

                  JPM Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that
(the "Holder") is the registered owner of           preferred securities of the
Trust representing undivided beneficial interests in the assets of the Trust designated the 7.54% Cumulative Capital Securities (liquidation amount $1,000 per Capital Security) (the "Preferred Securities"). The transfer of Preferred Securities is registrable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for registration of transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of December 4, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of Preferred Securities as set forth in Exhibit B thereto. The Preferred Securities and the Common Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by J.P. Morgan & Co. Incorporated, a Delaware corporation ("JPM"), to the Trust pursuant to the Indenture referred to in the Declaration. The Holder is entitled to the benefits of the Guarantee Agreement of JPM dated as of December 4, 1996, (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration, the Guarantee and the Indenture to the Holder without charge, upon written request to the Trust, at its principal place of business or registered office.

                  The Holder of this Certificate, by accepting this Certificate, is deemed to have (i) agreed to the terms of the Indenture and the Debentures, including that the

Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture and
(ii) agreed to the terms of the Guarantee, including that the Guarantee is subordinate and junior in right of payment to all other indebtedness, liabilities and obligations of JPM, including the Debentures, except those made pari passu or subordinate by their terms, and senior to all capital stock now or hereafter issued by JPM and to any guarantee now or hereafter entered into by JPM in respect of any of its capital stock.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this __ day of _________ 199__ .


                                        JPM CAPITAL TRUST I,

                                           by _______________________________
                                              Name:
                                              Title: Trustee

                                           by _______________________________
                                              Name:
                                              Title: Trustee

Dated:

Countersigned and Registered:

First Trust of New York, National Association, as Transfer Agent and Registrar

By: _______________________________
         Authorized Officer

                                                                               4
                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Insert assignee's social security or tax identification number)

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints
_______________________________________________________________________________
_______________________________________________________________________________
agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _____________________________

Signature: ________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                                       EXHIBIT B

                                    TERMS OF
                              PREFERRED SECURITIES

                  Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust of JPM Capital Trust I dated as of December 4, 1996 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

                  1. Designation and Number. Preferred Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of seven-hundred-fifty million Dollars ($750,000,000) and a liquidation amount in the assets of the Trust of $1,000 per Preferred Security are hereby designated as "7.54% Cumulative Capital Securities". The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase, as trust assets, Debentures of JPM having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities so issued and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and the Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and the Common Securities.

                  2. Distributions. (a) Distributions payable on each Preferred Security will be fixed at a rate per annum of 7.54% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Preferred Security. Distributions in arrears for more than one semi-annual interest period will bear interest at the rate per annum of 7.54% thereof (to the extent permitted by law), compounded semi-annually. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property

Trustee. The amount of Distributions payable for any period will be computed for any semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months.

                  (b) Distributions on the Preferred Securities will be cumulative, will accrue from December 4, 1996 and will, be payable semi-annually in arrears, on January 15 and July 15 of each year commencing on July 15, 1997, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as JPM is not in default in the payment of interest on the Debentures, JPM shall have the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not to exceed 10 consecutive semi-annual interest periods (a "Deferral Period"). During any such Deferral Period, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of 7.54% per annum, compounded semi-annually. Prior to the termination of any such Deferral Period, JPM may further extend such Deferral Period; provided that such Deferral Period together with all such previous and further extensions thereof may not exceed 10 consecutive semi-annual interest periods. Upon the termination of any Deferral Period and the payment of all amounts then due, JPM may commence a new Deferral Period, subject to the above requirements. Payments of accrued Distributions will be payable to Holders of Preferred Securities as they appear on the books and records of the Trust on the record date for the first interest payment date occurring at or after the end of the Deferral Period.

                  (c) Distributions on the Preferred Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant Distribution date, and if the Preferred Securities are no longer in book-entry only form, the relevant record dates will be the June 30th or December 31st immediately preceding the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates for the Debentures. Distributions payable on any Preferred Securities that are not punctually paid on any Distribution payment date as a result of JPM having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the Person in whose name such Preferred Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Preferred Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within a Deferral Period unless JPM has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Preferred Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Preferred Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) All Distributions paid with respect to the Preferred Securities and the Common Securities will be paid pro rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed pro rata among the Holders of the Preferred Securities and the Common Securities.

                  3. Liquidation Distribution upon Dissolution. In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and the Common Securities at the date of the dissolution will be entitled to receive pro rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and Common Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business

Trust Act, an amount equal to the aggregate of the stated liquidation amount of $1,000 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless such dissolution occurs in connection with a Tax Event or an Investment Company Event in which, in accordance with Section 4(c), Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Preferred Securities and Common Securities, shall be distributed pro rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and the Common Securities shall be paid, subject to the next paragraph, on a pro rata basis.

                  Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata with Holders of Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

                  4. Redemption and Distribution of Debentures. The Preferred Securities and the Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities are repaid, redeemed or distributed as set forth below:

                  (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity or upon redemption at any time or from time to time on or after January 15, 2007, the proceeds of such repayment will be promptly applied to redeem pro rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid, upon not less than 30 nor more than 60 days notice, at a redemption price equal to the following prices expressed in percentages of the stated liquidation amount. If redeemed during the 12-month period beginning January 15:

                                           Redemption
         Year                                 Price
         ----                                 -----
         2007 ..........................     103.770%
         2008 ..........................     103.393%
         2009 ..........................     103.016%
         2010 ..........................     102.639%
         2011 ..........................     102.262%
         2012 ..........................     101.885%
         2013 ..........................     101.508%
         2014 ..........................     101.131%
         2015 ..........................     100.754%
         2016 ..........................     100.377%

         and at 100% on or after January 15, 2017

plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment of Preferred Securities and Common Securities shall be established to coincide with the repayment date of the Debentures.

                  (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed pro rata, it being understood that Preferred Securities held of record by a Clearing Agency or nominee will be redeemed as described in paragraph 4 (f) (ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, JPM pursuant to the Indenture, will only redeem Debentures in whole and the Trust will only redeem the Preferred Securities in whole.

                  (c) If, at any time, a Tax Event or an Investment Company Event (each as hereinafter defined, and each, along with a Capital Treatment Event, a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the, Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with
Section 3808 (e)
of the Business Trust Act, cause Debentures held by the Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Preferred Securities and the Common Securities, to be distributed to the Holders of the Preferred Securities and the Common Securities on a pro rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on any then applicable published revenue ruling of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States Federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided further that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, JPM or the Holders of the Preferred Securities (a "Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

                  If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that JPM would be precluded from deducting the interest on the Debentures for United States Federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holder's interest in the Trust as described in this paragraph 4 (c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition opinion cannot be delivered to the Trust, JPM shall have the right at any time, subject to JPM having received prior approval of the Federal Reserve to do so if then required under applicable capital guidelines or policies of the Federal Reserve, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole but not in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and, promptly following such redemption, Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a pro rata basis; provided, however, that, if at the time there is available to JPM or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, the Tax Event by taking some Ministerial Action, JPM or the Regular Trustees on behalf of the Trust will pursue such measure in lieu of redemption; and provided further that JPM shall have no right to redeem the Debentures while the Regular Trustees on behalf of the Trust are pursuing such Ministerial Action. The Common Securities will be redeemed pro rata with the Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

                  "Adjusted Treasury Rate" means, with respect to any prepayment date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such prepayment date plus (i) prior to or on January 15, 1998, 0.9%, and (ii) after January 15, 1998, 0.5%.

                  "Capital Treatment Event" means that JPM has reasonably determined that, as the result of the occurrence of a change in law or regulation or a change in the interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that JPM will not be able to treat the minority interest in the Trust as "Tier 1 capital" (or the equivalent) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to JPM.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term through January 15, 2007 of the Debentures that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term through January 15, 2007 of the Junior Subordinated Debentures.

                  "Comparable Treasury Price" means, with respect to any prepayment date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such prepayment date, as set forth in the most recent weekly statistical release (or any successor release) published by the Federal Reserve and designated "H.15 (519)" or (ii) if such release (or any successor release) is not published or does not contain such prices during the week preceding such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such prepayment date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Debenture Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after November 26, 1996.

                  "Quotation Agent" means J.P. Morgan Securities Inc. and its respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation shall substitute therefor another Primary Treasury Dealer. "Reference Treasury Dealer" means (i) the Quotation Agent and
(ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with JPM.

                  The "Redemption Price", in the case of a redemption following a Tax Event or Capital Treatment Event prior to January 15, 2007, shall equal for each Common

Security the Make-Whole Amount for a corresponding $1,000 principal amount of Debentures together with accrued Distributions to but excluding the date fixed for redemption. The "Make-Whole Amount" shall be equal to the greater of (i) 100% of the principal amount of such Debentures or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal, premium and interest thereon through January 15, 2007 discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date, the average, as determined by the Indenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Indenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such prepayment date.

                  "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, on or after November 26, 1996 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after November 26, 1996, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by JPM to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by JPM for United States Federal income tax purposes.

                  On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Common Securities until such certificates are presented to JPM or its agent for transfer or reissuance.

                  (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accrued and unpaid Distributions have been paid on all Common Securities for all semi-annual Distribution periods terminating on or prior to the date of redemption.

                  (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and the Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (e) (i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage, prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common

Securities to be redeemed will be redeemed pro rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

                  (iii) If the Trust gives a Redemption/Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable), then immediately prior to the close of business on the redemption date, provided that JPM has paid to the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures Distributions will cease to accrue on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee, Distributions on such Common Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

                  (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Common Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular

Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

                  5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

                  If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Common Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing 66-2/3% in liquidation amount of such Securities; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3 in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under Article V of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and 12.2 of the Declaration.

                  In the event the consent of the Property Trustee as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may vote only with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as an expert in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States Federal income tax purposes following such action.

                  Subject to Section 2.6 of the Declaration and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, shall have the right to (A) on behalf of all Holders of Common Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with, the Declaration) and (B) direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (e) each holder of Debentures, the Property Trustee may take such action only if directed by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities. Pursuant to this paragraph, the Property Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this paragraph if the action is prejudicial to the Holders of Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Common Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States income tax purposes following such action.

                  Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

                  A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

                  Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities in accordance with the Declaration.

                  6. Pro Rata Treatment. A reference in these terms of the Common Securities to any payment, distribution or treatment as being "pro rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  7. Ranking. The Common Securities rank pari passu and payment thereon will be made pro rata with the Preferred Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders of the Preferred Securities.

                  8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or sell, transfer or lease all or substantially all its properties and assets to, any Person.

                  9. Transfers, Exchanges, Method Payments. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the Persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Property Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in
Section 9.1(c) of the Declaration.

                  10. Acceptance of Indenture. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of the Indenture and the Debentures, including the subordination provisions thereof.

                  11. No Preemptive Rights. The Holders of Common Securities shall have no preemptive rights to subscribe to any additional Common Securities or Preferred Securities.

                  12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.

                                                                         Annex I

                          TRANSFER OF THIS CERTIFICATE
                          IS SUBJECT TO THE CONDITIONS
                          SET FORTH IN THE DECLARATION
                               REFERRED TO BELOW

Certificate Number                                   Number of Common Securities

                     Certificate Evidencing Common Securities
                                       of
                               JPM Capital Trust I

                          7.54% Common Trust Securities
                 (liquidation amount $1,000 per Common Security)

                  JPM Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that J.P. Morgan & Co. Incorporated (the "Holder") is the registered owner of twenty-three-thousand two-hundred (23,200) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "7.54% Common Trust Securities" (liquidation amount $1,000 per Common Security) (the "Common Securities"). The transfer of Common Securities is registrable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for registration of transfer and satisfaction of the other conditions set forth in the Declaration (as defined below) including, without limitation, Section 9.01(c) thereof. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of December 4, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of Common Securities as set forth in Exhibit C thereto. The Common Securities and the Preferred Securities issued by the Trust pursuant to the Declaration represent undivided beneficial interests in the assets of the Trust, including the Debentures (as defined in the Declaration) issued by J. P. Morgan & Co. Incorporated, a Delaware corporation, to the Trust pursuant to the Indenture referred to in the Declaration. The Trust will furnish a copy of the Declaration and the Indenture to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

The Holder of this Certificate, by accepting this Certificate, is deemed to have agreed to the terms of the Indenture and the Debentures, including that the Debentures are subordinate and junior in right of payment to all Senior Debt (as defined in the Indenture) as and to the extent provided in the Indenture.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                  IN WITNESS WHEREOF, the Trustees of the Trust have executed this certificate this 4th day of December 1996.

                                 JPM CAPITAL TRUST I,


                                    by __________________________________,
                                       Name:
                                       Title: Trustee


                                    by __________________________________,
                                       Name:
                                       Title: Trustee



Dated:

Countersigned and Registered:

First Trust of New York, National Association Transfer Agent and Registrar


by ______________________________
         Authorized Officer

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Insert address and zip code of assignee) and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ______________________

Signature: ________________________

(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                                                       EXHIBIT C

                                    TERMS OF
                               COMMON SECURITIES

                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of JPM Capital Trust I dated as of December 4, 1996 (as amended from time to time, the "Declaration"), the designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration):

                  1. Designation and Number. Common Securities of the Trust with an aggregate liquidation amount in the assets of the Trust of twenty-three-million two-hundred-thousand Dollars ($23,200,000) and a liquidation amount in the assets of the Trust of $1,000 per Common Security are hereby designated as "7.54% Common Trust Securities". The Common Security Certificates evidencing the Common Securities shall be substantially in the form attached hereto as Annex I, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice. The Common Securities are to be issued and sold to J.P. Morgan & Co. Incorporated ("JPM") in consideration of $23,200,000 in cash. In connection with the issuance and sale of the Preferred Securities and the Common Securities, the Trust will purchase, as trust assets, Debentures of JPM having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities so issued, and bearing interest at an annual rate equal to the annual Distribution rate on the Preferred Securities and the Common Securities and having payment and redemption provisions which correspond to the payment and redemption provisions of the Preferred Securities and the Common Securities.

                  2. Distributions. (a) Distributions payable on each Common Security will be fixed at a rate per annum of 7.54% (the "Coupon Rate") of the stated liquidation amount of $1,000 per Common Security. Distributions in arrears for more than one semi-annual interest period will bear interest at the rate per annum of 7.54% thereof (to the extent permitted by applicable law), compounded semi-annually. The term "Distributions" as used in these terms means such periodic cash distributions and any such interest payable unless otherwise stated. A Distribution will be made by the Property Trustee only to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. The amount of Distributions payable for any period will be computed for any semi-annual Distribution period on the basis of a 360-day year of twelve 30-day months.

                  (b) Distributions on the Common Securities will be cumulative, will accrue from December 4, 1996 and will be payable semi-annually in arrears, on January 15 and July 15 of each year, commencing on July 15, 1997, except as otherwise described below, but only if and to the extent that interest payments are made in respect of the Debentures held by the Property Trustee. So long as JPM is not in default in the payment of interest on the Debentures, JPM shall have the right under the Indenture for the Debentures to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not to exceed 10 consecutive semi-annual interest periods (each, a "Deferral Period"). During any such Deferral Period, semi-annual Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the rate of 7.54% per annum, compounded semi-annually. Prior to the termination of any such Deferral Period, JPM may further extend such Deferral Period; provided that such Deferral Period, together with all such previous and further extensions thereof, may not exceed 10 consecutive semi-annual interest periods. Upon the termination of any Deferral Period and the payment of all amounts then due, JPM may commence a new Deferral Period, subject to the above requirements. Payments of accrued Distributions will be payable to Holders of Common Securities as they appear on the books and records of the Trust on the record date for the first interest payment date occurring at or after the end of the Deferral Period.

                  (c) Distributions on the Common Securities will be payable promptly by the Property Trustee (or other Paying Agent) upon receipt of immediately available funds to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates which will be one Business Day prior to the relevant Distribution date unless the Preferred Securities are no longer in book-entry only form, in which event the relevant record dates will be the June 30th or December 31st immediately preceding the relevant Distribution date, which record and payment dates correspond to the record and interest payment dates for the Debentures. Distributions payable on any Common Securities that are not punctually paid on any Distribution date as a result of JPM having failed to make the corresponding interest payment on the Debentures will forthwith cease to be payable to the Person in whose name such Common Security is registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Common Security is registered on the special record date established by the Regular Trustees, which record date shall correspond to the special record date or other specified date determined in accordance with the Indenture; provided, however, that Distributions shall not be considered payable on any Distribution payment date falling within a Deferral Period unless JPM has elected to make a full or partial payment of interest accrued on the Debentures on such Distribution payment date. Subject to any applicable laws and regulations and the provisions of the Declaration, each payment in respect of the Common Securities will be made as described in paragraph 9 hereof. If any date on which Distributions are payable on the Common Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is.in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  (d) All Distributions paid with respect to the Common Securities and the Preferred Securities will be paid pro rata to the Holders thereof entitled thereto. If an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to Distributions.

                  (e) In the event that there is any money or other property held by or for the Trust that is not accounted for under the Declaration, such money or property shall be distributed pro rata among the Holders of the Preferred Securities and the Common Securities.

                  3. Liquidation Distribution Upon Dissolution. In the event of any voluntary or involuntary dissolution of the Trust, the Holders of the Preferred Securities and Common Securities at the date of the dissolution will be entitled to receive pro rata solely out of the assets of the Trust available for distribution to Holders of Preferred Securities and the Common Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business

Trust Act, an amount equal to the aggregate of the stated liquidation amount of $1,000 per Preferred Security and Common Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless such dissolution occurs in connection with a Tax Event or an Investment Company Event in which, in accordance with Section 4(c), Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Preferred Securities and Common Securities bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Preferred Securities and Common Securities, shall be distributed pro rata to the Holders of the Preferred Securities and Common Securities in exchange for such Securities.

                  If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities and the Common Securities shall be paid, subject to the next paragraph, on a pro rata basis.

                  Holders of Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata with Holders of Preferred Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities with respect to such Liquidation Distribution.

                  4. Redemption and Distribution of Debentures. The Preferred Securities and the Common Securities may only be redeemed if Debentures having an aggregate principal amount equal to the aggregate liquidation amount of the Preferred Securities and the Common Securities are repaid, redeemed or distributed as set forth below:

                  (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity or upon redemption at any time or from time to time on or after January 15, 2007, the proceeds of such repayment will be promptly applied to redeem pro rata Preferred Securities and Common Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid, upon not less than 30 nor more than 60 days notice, at a redemption price equal to the following prices expressed in percentages of the stated liquidation amount. If redeemed during the 12-month period beginning January 15:

                                                                     Redemption
Year                                                                   Price
----                                                                   -----
2007 ............................................................    103.770%
2008 ............................................................    103.393%
2009 ............................................................    103.016%
2010 ............................................................    102.639%
2011 ............................................................    102.262%
2012 ............................................................    101.885%
2013 ............................................................    101.508%
2014 ............................................................    101.131%
2015 ............................................................    100.754%
2016 ............................................................    100.377%

                    and at 100% on or after January 15, 2017


plus an amount equal to accrued and unpaid Distributions thereon to the date of redemption, payable in cash (the "Redemption Price"). The date of any such repayment of Preferred Securities and Common Securities shall be established to coincide with the repayment or redemption date of the Debentures.

                  (b) If fewer than all the outstanding Preferred Securities and Common Securities are to be so redeemed, the Preferred Securities and the Common Securities will be redeemed pro rata and, with respect to the Common Securities to be redeemed, as described in paragraph 4 (e) (ii) below. If a partial redemption would result in the delisting of the Preferred Securities by any national securities exchange or other organization on which the Preferred Securities are then listed, JPM, pursuant to the Indenture, will only redeem Debentures in whole and the Trust will only redeem the Common Securities in whole.

                  (c) If, at any time, a Tax Event or an Investment Company Event (each, as hereinafter defined, and each, along with a Capital Treatment Event, a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances described below, dissolve the Trust and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with
Section 3808 (e) of the Business Trust Act, cause Debentures held by the

Property Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record date for payment as, the Preferred Securities and the Common Securities, to be distributed to the Holders of the Preferred Securities and the Common Securities on a pro rata basis in liquidation of such Holders' interests in the Trust, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition opinion"), which opinion may rely on any then applicable published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States Federal income tax purposes as a result of the dissolution of the Trust and distribution of Debentures; and provided further that, if and as long as at the time there is available to the Trust the opportunity to eliminate, within such 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that has no adverse effect on the Trust, JPM or the Holders of the Preferred Securities (a "Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

                  If in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that JPM would be precluded from deducting the interest on the Debentures for United States Federal income tax purposes even if the Debentures were distributed to the Holders of Preferred Securities and Common Securities in liquidation of such Holders' interest in the Trust as described in this paragraph 4 (c) or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, JPM shall have the right at any time, subject to JPM having received prior approval of the Federal Reserve to do so if then required under applicable capital guidelines or policies of the Federal Reserve, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole but not in part for cash at the Redemption Price within 90 days following the occurrence of such Tax Event, and, promptly following such redemption, Preferred Securities and Common Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed will be redeemed by the Trust at the Redemption Price on a pro rata basis; provided, however, that, if at the time there is available to JPM or the Regular Trustees on behalf of the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action, JPM or the Holders of the Preferred Securities, JPM or the Regular Trustees, on behalf of the Trust, will pursue such measure in lieu of redemption; and provided further, that JPM shall have no right to redeem the Debentures while the Regular Trustees, on behalf of the Trust, are pursuing such Ministerial Action. The Common Securities will be redeemed pro rata with the Preferred Securities, except that if an Event of Default under the Indenture has occurred and is continuing, the Preferred Securities will have a priority over the Common Securities with respect to payment of the Redemption Price.

                  "Adjusted Treasury Rate" means, with respect to any prepayment date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such prepayment date plus (i) prior to or on January 15, 1998, 0.9%, and (ii) after January 15, 1998, 0.5%.

                  "Capital Treatment Event" means that JPM has reasonably determined that, as the result of the occurrence of a change in law or regulation or a change in the interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that JPM will not be able to treat the minority interest in the Trust as "Tier 1 capital" (or the equivalent) for purposes of the capital adequacy guidelines-of the Federal Reserve, as then in effect and applicable to JPM.

                  "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term through January 15 2007 of the Debentures that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term through January 15, 2007 of the Junior Subordinated Debentures.

                  "Comparable Treasury Price" means, with respect to any prepayment date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such prepayment date, as set forth in the most recent weekly statistical release (or any successor release) published by the Federal Reserve and designated "H.15(519)" or (ii) if such release (or any successor release) is not published or does not contain such prices during the week preceding such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such prepayment date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Debenture Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after November 26, 1996.

                  "Quotation Agent" means J.P. Morgan Securities Inc. and its respective successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Corporation shall substitute therefor another Primary Treasury Dealer. "Reference Treasury Dealer" means (i) the Quotation Agent and
(ii) any other Primary Treasury Dealer selected by the Debenture Trustee after consultation with JPM.

                  The "Redemption Price", in the case of a redemption following a Tax Event or Capital Treatment Event prior to January 15, 2007, shall equal for each Common

Security the Make-Whole Amount for a corresponding $1,000 principal amount of Debentures together with accrued Distributions to but excluding the date fixed for redemption. The "Make-Whole Amount," shall be equal to the greater of (i) 100% of the principal amount of such Debentures or (ii) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal, premium and interest thereon through January 15, 2007 discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any prepayment date, the average, as determined by the Indenture Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Indenture Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such prepayment date.

                  "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, on or after November 26, 1996 as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication, of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after November 26, 1996, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal income tax with respect to income accrued or received on the Debentures, ii the Trust is or will be within 90 days of the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (iii) interest payable by JPM to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by JPM for United States Federal income tax purposes.

                  On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Common Securities will no longer be deemed to be outstanding and (ii) any certificates representing Common Securities will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Common Securities until such certificates are presented to JPM or its agent for transfer or reissuance.

                  (d) The Trust may not redeem fewer than all the outstanding Common Securities unless all accrued and unpaid Distributions have been paid on all Common Securities for all semi-annual Distribution periods terminating on or prior to the date of redemption.

                  (e) (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Preferred Securities and the Common Securities (a "Redemption/Distribution Notice") will be given by the Regular Trustees on behalf of the Trust by mail to each Holder of Preferred Securities and Common Securities to be redeemed or exchanged not less than 30 nor more than 60 days prior to the date fixed for redemption or exchange thereof. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph (e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Preferred Securities and Common Securities. Each Redemption/ Distribution Notice shall be addressed to the Holders of Preferred Securities and Common Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Common Securities are to be redeemed, the Common

Securities to be redeemed will be redeemed pro rata from each Holder of Common Securities (subject to adjustment to eliminate fractional Common Securities).

                  (iii) If the Trust gives a Redemption/Distribution Notice in respect of a redemption of Common Securities as provided in this paragraph 4 (which notice will be irrevocable), then immediately prior to the close of business on the redemption date, provided that JPM has paid to the Property Trustee in immediately available funds a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, Distributions will cease to accrue on the Common Securities called for redemption, such Common Securities will no longer be deemed to be outstanding and all rights of Holders of such Common Securities so called for redemption will cease, except the right of the Holders of such Common Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Common Securities which have been so called for redemption. If any date fixed for redemption of Common Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of Common Securities is improperly withheld or refused and not paid by the Property Trustee, Distributions on such Common Securities will continue to accrue, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to the Holders of the Common Securities.

                  (v) Upon the date of dissolution of the Trust and distribution of Debentures as a result of the occurrence of a Special Event, Common Security Certificates shall be deemed to represent beneficial interests in the Debentures so distributed, and the Common Securities will no longer be deemed outstanding and may be canceled by the Regular

Trustees. The Debentures so distributed shall have an aggregate principal amount equal to the aggregate liquidation amount of the Common Securities so distributed.

                  5. Voting Rights. (a) Except as provided under paragraph 5(b) below and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Holders of Common Securities have the sole right under the Declaration to increase or decrease the number of Trustees, and to appoint, remove or replace a Trustee, any such increase, decrease, appointment, removal or replacement to be approved by Holders of Common Securities representing a Majority in liquidation amount of the Common Securities.

                  If any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than in connection with the distribution of Debentures held by the Property Trustee, upon the occurrence of a Special Event or in connection with the redemption of Common Securities as a consequence of a redemption of Debentures, then the Holders of outstanding Securities will be entitled to vote on such amendment or proposal as a class and such amendment or proposal shall not be effective except with the approval of the Holders of Securities representing 66-2/3% in liquidation amount of such Securities; provided, however, that (A) if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3 in liquidation amount of such class of Securities, (B) the rights of Holders of Common Securities under Article V of the Declaration to increase or decrease the number of, and to appoint, replace or remove, Trustees shall not be amended without the consent of each Holder of Common Securities, and (C) amendments to the Declaration shall be subject to such further requirements as are set forth in Sections 12.1 and 12.2 of the Declaration.

                  In the event the consent of the Property Trustee as the holder of the Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination. The Property Trustee shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided that where such amendment, modification or termination of the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (2) each holder of Debentures, the Property Trustee may vote only with respect to that amendment, modification or termination as directed by, in the case of clause (1) above, the vote of Holders of Securities representing such specified percentage of the aggregate liquidation amount of the Securities, or, in the case of clause (2) above, each Holder of Securities; and provided, further, that the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as an expert in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States Federal income tax purposes following such action.

                  Subject to Section 2.6 of the Declaration and the provisions of this and the next succeeding paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, shall have the right to (A) on behalf of all Holders of Common Securities, waive any past default that is waivable under the Declaration (subject to, and in accordance with, the Declaration) and (B) direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 6.06 of the Indenture, or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that where the taking of any action under the Indenture requires the consent or vote of (1) holders of Debentures representing a specified percentage greater than a majority in principal amount of the Debentures or (e) each holder of Debentures, the Property Trustee may take such action only if directed by, in the case of clause (1) above, the vote of Holders of Common Securities representing such specified percentage of the aggregate liquidation amount of the Common Securities, or, in the case of clause (2) above, each Holder of Common Securities. Pursuant to this paragraph, the Property Trustee shall not revoke, or take any action inconsistent with, any action previously authorized or approved by a vote of the Holders of the Preferred Securities, and shall not take any action in accordance with the direction of the Holders of the Common Securities under this paragraph if the action is prejudicial to the Holders of Preferred Securities. Other than with respect to directing the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the foregoing actions at the direction of the Holders of Common Securities unless the Property Trustee shall have received, at the expense of the Sponsor, an opinion of nationally recognized independent tax counsel recognized as expert in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as an association taxable as a corporation or a partnership on account of such action and will be treated as a grantor trust for United States income tax purposes following such action.

                  Notwithstanding any other provision of these terms, each Holder of Common Securities will be deemed to have waived any Event of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived by the Holders of Preferred Securities as provided in the Declaration or otherwise eliminated, and until all Events of Default with respect to the Preferred Securities have been so cured, waived by the Holders of Preferred Securities or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Declaration or of the Securities. In the event that any Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in the Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under the Declaration without any further act, vote or consent of the Holders of the Common Securities.

                  A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities will constitute a waiver of the corresponding Event of Default under the Declaration in respect of the Securities.

                  Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities of the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  No vote or consent of the Holders of Common Securities will be required for the Trust to redeem and cancel Common Securities in accordance with the Declaration.

                  6. Pro Rata Treatment. A reference in these terms of the Common Securities to any payment, distribution or treatment as being "pro rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

                  7. Ranking. The Common Securities rank pari passu and payment thereon will be made pro rata with the Preferred Securities except that where an Event of Default occurs and is continuing, the rights of Holders of Common Securities to payment in respect of Distributions and payments upon liquidation, redemption or otherwise are subordinate to the rights of Holders of the Preferred Securities.

                  8. Mergers, Consolidations or Amalgamations. The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or sell, transfer or lease all or substantially all its properties and assets to, any Person.

                  9. Transfers, Exchanges, Method Payments. Payment of Distributions and payments on redemption of the Common Securities will be payable, the transfer of the Common Securities will be registrable, and Common Securities will be exchangeable for Common Securities of other denominations of a like aggregate liquidation amount, at the principal corporate trust office of the Property Trustee in The City of New York; provided that payment of Distributions may be made at the option of the Regular Trustees on behalf of the Trust by check mailed to the address of the Persons entitled thereto and that the payment on redemption of any Common Security will be made only upon surrender of such Common Security to the Property Trustee. Notwithstanding the foregoing, transfers of Common Securities are subject to conditions set forth in
Section 9.1(c) of the Declaration.


                  10. Acceptance of Indenture. Each Holder of Common Securities, by the acceptance thereof, agrees to the provisions of the Indenture and the Debentures, including the subordination provisions thereof.

                  11. No Preemptive Rights. The Holders of Common Securities shall have no preemptive rights to subscribe to any additional Common Securities or Preferred Securities.

                  12. Miscellaneous. These terms shall constitute a part of the Declaration. The Trust will provide a copy of the Declaration and the Indenture to a Holder without charge on written request to the Trust at its principal place of business.